UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2015
The Eastern Company
(Exact name of registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

112 Bridge Street Naugatuck, Connecticut 06770
(Address of principal executive offices, including zip code)

(203) 729-2255 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2015, the Board of Directors (the “Board”) of The Eastern Company (the “Company”) adopted an amendment to the first sentence of Article III, Section 3 of the bylaws of the Company (the “Bylaws”) to permit the Board, by majority vote, to fill any vacancy on the Board (including any vacancy created by an increase in the number of directors).

Prior to such amendment, the first sentence of Article III, Section 3 of the Bylaws prohibited the Board from filling vacancies on the Board resulting from an increase in the number of directors.  Such prohibition was in conflict with Section 33-744(a) of the Connecticut Business Corporation Act (the “CBCA”), which provides that a board of directors of a Connecticut corporation may fill vacancies on the board of directors, including vacancies resulting from an increase in the number of directors, unless such corporation’s certificate of incorporation provides otherwise.  The Company’s certificate of incorporation does not address the manner in which Board vacancies may be filled.  Therefore, the Company determined to amend the first sentence of Article III, Section 3 of the Bylaws in order to remedy this conflict and conform its governing documents to Section 33-744(a) of the CBCA.

The full text of the first sentence of Article III, Section 3 of the Bylaws now reads as follows:  “Whenever any vacancy shall occur in the Board of Directors (including vacancies created by an increase in the number of Directors), the remaining Directors in office, although less than a quorum, may fill the vacancy by majority vote.”

The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the Company’s Bylaws, as amended through March 19, 2015, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01                      Other Events.

On March 20, 2015, the Company issued a press release (the “Press Release”) announcing, among other things, the Company’s (i) director nominees for election at the Company’s 2015 annual meeting of shareholders, (ii) intention to expand the size of the Board by one and appoint a new director to the resulting vacancy and (iii) filing of its preliminary proxy statement.  The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                        Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Company Bylaws, as amended through March 19, 2015.
99.1	Press Release of The Eastern Company, dated March 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2015
The Eastern Company

By:	s/Leonard F. Leganza
Leonard F. Leganza Chairman, President and Chief Executive Officer

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